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EXHIBIT 99.1


[LifePoint]

                                                                    NEWS RELEASE
FOR IMMEDIATE RELEASE

CONTACT:
Richard Wadley
Acting CEO & President
(909) 418-3000 x 400
e-mail: LifePoint@LFPT.com


                   LIFEPOINT, INC. RELEASES FINANCIAL RESULTS
                  FOR THE THIRD QUARTER ENDED DECEMBER 31, 2004

ONTARIO, CALIF. - February 14, 2005- LifePoint, Inc. (AMEX: LFP), a provider of non-invasive drug diagnostic technologies and solutions, announced financial results for the third quarter ended December 31, 2004. Net loss applicable to common shareholders for the third quarter ended December 31, 2004, was $6,915,896, or $0.07 per share, compared to a net loss of $2,313,320, or $0.05 per share, for the third quarter ended December 31, 2003. Included in the net loss applicable to common shareholders for the third quarter ended December 31, 2004, was a charge of $3,709,203 attributable to the beneficial conversion valuation and warrant valuation associated with the private placement of the Series E Convertible Preferred Stock in November, 2004.

The net loss for the third quarter ended December 31, 2004, excluding the impact of the warrant and beneficial conversion feature valuation associated with the Series E Preferred Stock, was $2,475,128, or $0.03 per share, compared to a net loss of $1,792,937, or $0.04 per share, for the third quarter ended December 31, 2003. During the third quarter ended December 31, 2003, the Company had re-started operations after being in an employee furlough earlier in the fiscal year due to the loss of its critical funding, which was the main factor for the lower operating expenses incurred during the nine months.

"Revenue results in third quarter 2004 were below earlier projections, largely as a result of certain technical performance problems that have slowed LifePoint's ability to penetrate its key market segments as quickly as anticipated," said Richard Wadley, the Company's CEO. "These issues were referenced in LifePoint's February 1, 2005 Press Release along with some of the actions being taken to solve those issues. The Company's technical staff, along with the outside bio-med engineering group LifePoint brought in to help, have been focused on three `pesky' problems that have been roadblocks to more rapid market penetration. While the evaluation process is continuing, I am happy to report that solid progress in identifying the causes and potential solutions for these technical issues is being made and we are increasingly optimistic that these issues will be satisfactorily resolved in a timely manner."

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"For perspective, one of the technical problems involves improving the saliva collection and distribution process that is critical for the IMPACT SYSTEM(R) to consistently and accurately perform its diagnostic tests. Several solutions have been explored and the most promising steps are currently in field testing with encouraging results. Once fully tested and verified, these improvements will be incorporated for marketplace use over the next few months as appropriate,"

"We are pleased with the technical progress being made on the remaining other product issues as well, and will report on their status as appropriate over the next few weeks. Another area of improvement worth noting," said Mr. Wadley "is that the Company has reduced its current corporate burn-rate by about one-third compared to the rate operable in the third quarter. We will continue to emphasize strict cost control and expect LifePoint's going-forward burn rate to be reduced even further."


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FINANCIAL INFORMATION
LIFEPOINT, INC.
BALANCE SHEET


                                                                                       December 31,
                                                                                          2004             March 31, 2004
                                                                                     ----------------     ----------------
ASSETS

Current assets:
  Cash and cash equivalents                                                          $     2,190,606      $     3,710,761
  Accounts receivable                                                                         52,357               65,650
  Inventory, net of allowance for excess inventory of $1,354,591
    at December 31, 2004 and $1,096,571 at March 31, 2004                                  2,443,018            2,309,343
  Prepaid expenses and other current assets                                                  292,452              245,918
                                                                                     ----------------     ----------------
          Total current assets                                                             4,978,433            6,331,672
Property and equipment, net                                                                1,369,753            1,881,826
Patents and other assets, net                                                                568,242              595,673
                                                                                     ----------------     ----------------
                                                                                     $     6,916,428      $     8,809,171
                                                                                     ================     ================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                                                   $       685,425      $       976,581
  Accrued expenses                                                                           720,393            1,030,848
  Note Payable - short term                                                                  121,442              134,356
  Note Payable - bank                                                                              0              160,650
  Capital lease, short-term                                                                    5,667                    0
                                                                                     ----------------     ----------------
          Total current liabilities                                                        1,532,927            2,302,435
  Note Payable - long term                                                                    59,497              151,734
Convertible Debt, net of discount                                                                  0                    0
                                                                                     ----------------     ----------------
Total liabilities                                                                          1,592,424            2,454,169

Stockholders' equity:
  Series C 10% Cumulative Convertible Preferred Stock, $.001
    par value, 600,000 shares authorized, 0 outstanding
    at December 31, 2004 and 377,434 at March 31, 2004                                             0                  377
  Series D 6% Cumulative Convertible Preferred Stock, $.001
    par value, 15,000 shares authorized, 8,872 and 9,584 outstanding at December
    31, 2004 and March 31, 2004, respectively                                                      9                    9
  Series E 5% Cumulative Convertible Preferred Stock, $.001
    par value, 4,000 shares authorized, 4,000 and 0 outstanding at December 31,
    2004 and March 31, 2004, respectively                                                          4                    0
  Common Stock, $.001 par value; 350,000,000 shares  authorized,
     97,040,860 and 57,037,597 shares issued and outstanding
    at December 31, 2004 and March 31, 2004, respectively                                     97,041               57,039
  Additional paid-in capital                                                              89,010,685           78,231,867
  Dividends payable in common stock                                                          772,755            1,354,847
  Notes receivable-key employee                                                                    0                    0
  Accumulated deficit                                                                    (84,556,490)         (73,289,137)
                                                                                     ----------------     ----------------
           Total stockholders' equity                                                      5,324,004            6,355,002
                                                                                     ----------------     ----------------
                                                                                     $     6,916,428      $     8,809,171
                                                                                     ================     ================


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LIFEPOINT, INC.
STATEMENTS OF OPERATIONS
(UNAUDITED)


                                                                        FOR THE                             FOR THE
                                                                  THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                                      DECEMBER 31                         DECEMBER 31
                                                             -------------------------------     -------------------------------
                                                                  2004             2003              2004              2003
                                                             -------------     -------------     -------------     -------------
Revenues                                                     $      5,836                 0      $     81,904      $    (18,500)

Costs and expenses:
  Cost of goods sold                                              966,466                 0         2,559,301                 0
  Research and development                                        389,235         1,032,061         1,570,958         2,556,230
  Selling and marketing                                           414,913           173,489         1,110,432           419,967
  General and administration                                      710,350           587,387         1,599,965         1,628,735
                                                             -------------     -------------     -------------     -------------
    Total costs and expenses from operations                    2,480,964         1,792,937         6,840,656         4,604,932
                                                             -------------     -------------     -------------     -------------
Loss from operations                                           (2,475,128)       (1,792,937)       (6,758,752)       (4,623,432)

Interest income                                                     4,617               590             8,704            16,656
Interest expense                                                 (576,501)                0          (578,432)         (323,140)
Discount on settlement of trade payables                            3,694             3,558           203,743           727,171
                                                             -------------     -------------     -------------     -------------

   Total other income (expense)                                  (568,190)            4,148          (365,985)          420,687
                                                             -------------     -------------     -------------     -------------

Net loss                                                       (3,043,318)       (1,788,789)       (7,124,737)       (4,202,745)
Income taxes                                                          800                                 800
Less preferred dividends                                        3,871,778           524,531         4,141,817         7,745,427
                                                             -------------     -------------     -------------     -------------

Loss applicable to common shareholders                       $ (6,915,896)     $ (2,313,320)     $(11,267,354)     $(11,948,172)
                                                             =============     =============     =============     =============

Loss applicable to common stockholders per common share:
  Weighted average common shares
    outstanding - basic and assuming dilution                  96,319,203        42,122,394        84,297,764        39,135,182
                                                             =============     =============     =============     =============


Net loss per share applicable to
    common stockholders                                      $      (0.07)     $      (0.05)     $      (0.13)     $      (0.31)
                                                             =============     =============     =============     =============


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ABOUT LIFEPOINT, INC
LifePoint, Inc., a provider of noninvasive drug diagnostic technologies and solutions, has developed, manufactures and markets the IMPACT Test System - a rapid diagnostic testing, screening and drug monitoring device for use in the workplace, law enforcement, ambulances, pharmacies, and home healthcare markets. LifePoint's patented and proprietary technologies for the use of saliva as a non-invasive, blood-comparable test specimen, used in conjunction with the flow immunosensor technology licensed from the United States Navy, has allowed LifePoint to develop a broadly applicable, rapid, on-site diagnostic test system. The first product will be able to detect drugs of abuse and alcohol, and the initial three target markets--law enforcement, industrial workplace and medical emergency room--are estimated to be over $1.6 billion worldwide. For further information, visit the Company's Web site: .

This press release contains forward-looking statements regarding future events and the future performance of LifePoint, Inc. that involve risks and uncertainties that could cause actual results to differ materially. These risks include, but are not limited to, potential need for additional financing, FDA 510(k) clearance for additional tests in medical markets, dependence on third parties for certain marketing efforts, and market acceptance. These risks are described in further detail in the Company's reports filed with the Securities and Exchange Commission. LifePoint(R) and IMPACT(R) are trademarks of LifePoint, Inc.


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